Fiera Capital Global Equity Focused Fund

(THE “FUND”)
SUPPLEMENT DATED MARCH 20, 2019 TO THE FUND’S
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 30, 2018

Effective on April 1, 2019 (the “Effective Date”), the Fund’s name is changed to Fiera Capital Global Equity Fund. Accordingly, on the Effective Date, all references in the Prospectus and the Statement of Additional Information to Fiera Capital Global Equity Focused Fund are hereby deleted and replaced with Fiera Capital Global Equity Fund. In addition, as of the Effective Date, the following changes are hereby made to the Fund’s Prospectus.

Under the “Summary of the Fund—Principal Investment Strategies” Section of the Prospectus, the first sentence of the fifth paragraph is hereby replaced with the following:

“In pursuing the Fund’s investment objective, the Adviser employs a bottom-up stock selection approach which results in a relatively focused portfolio generally ranging from 25 to 45 select companies.”

Under the “More Information About the Fund—Principal Investment Strategies” Section of the Prospectus, the first sentence of the fourth paragraph is hereby replaced with the following:

“In pursuing the Fund’s investment objective, the Adviser employs a bottom-up stock selection approach which results in a relatively focused portfolio generally ranging from 25 to 45 select companies.”